                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MAY 1, 1997


                           CARDINAL BANCSHARES, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Kentucky                             0-20494                                   61-1128205
-------------------------------------------------------------------------------------------------------------
     (State or other                 (Commission File Number)                          (IRS Employer
     jurisdiction of                                                                 Identification No.)
      incorporation)


400 East Vine St., Suite 300, Lexington, Kentucky                                              40507
-------------------------------------------------------------------------------------------------------------
(Address of principal executive offices)                                                     (Zip Code)


Registrant's telephone number, including area code:  (606) 255-8300
                                                     --------------


                                Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 1.          Changes in Control of Registrant.

         On May 1, 1997, Cardinal Bancshares, Inc. (the "Company") announced that it had entered into an Agreement and Plan of Merger (the "Agreement") between Area Bancshares Corporation ("Area") and the Company. Pursuant to the Agreement, the Company will merge with a subsidiary of Area in stock-for-stock exchange (the "Merger"). The Merger is subject to approval of Company and Area shareholders, federal and state bank regulatory authorities and other customary closing conditions. The Agreement is attached hereto as Exhibit 2.1 and is incorporated by reference herein. The Company issued a press release on May 1, 1997 describing the signing of the Agreement with Area. Such press release is filed as Exhibit 99.1 hereto.

Item 7.          Financial Statements and Exhibits.

         (a)     Not applicable.

         (b)     Not applicable.

         (c)     Exhibits

                 Exhibit No.      Description
                 -----------      -----------

                 2.1 Agreement and Plan of Merger, dated as of May 1, 1997, by and between Area Bancshares Corporation and Cardinal Bancshares, Inc.

                 99.1             Press Release of Cardinal Bancshares, Inc.
                                  dated May 1, 1997.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CARDINAL BANCSHARES, INC.

Date:  May 9, 1997              By:     /s/ JACK H. BROWN
                                        --------------------------------------
                                        Jack H. Brown
                                        Chief Financial Officer

                               INDEX TO EXHIBITS

EXHIBIT
-------
NUMBER         EXHIBIT DESCRIPTION                                      PAGE
------         -------------------                                      ----
2.1 Agreement and Plan of Merger, dated as of May 1, 1997, by and between Area Bancshares
              Corporation and Cardinal Bancshares, Inc.

99.1          Press Release of Cardinal Bancshares, Inc.
              dated May 1, 1997.